Common Stock                                                  Common Stock
[Number]                                                      [Shares]
HFF
COMMON STOCK                                                  CUSIP 1725EP 10 0

INCORPORATED UNDER THE LAWS
OF THE STATE OF MARYLAND

THIS CERTIFICATE IS TRANSFERABLE IN         SEE REVERSE FOR
CANTON, MA, JERSEY CITY, NJ                 CERTAIN DEFINITIONS
OR NEW YORK, NY


                                           The CINTRA Select Fund, Inc.

This certifies that

is the registered holder of

                  FULLY PAID AND NON-ASSESSABLE COMMON STOCK, PAR
                  VALUE $.001 PER SHARE, OF

The CINTRA Select Fund, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Articles of Incorporation of the Corporation, and the Bylaws of the Corporation, and all amendments thereof, copies of which are on file at the principal office of the Corporation and with the Transfer Agent. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar or its designated Agent. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
                                 [SEAL]

                                /s/ J. Mitchell Reese         /s/ Koren Bedsole
                                         PRESIDENT                 SECRETARY

COUNTERSIGNED AND REGISTERED:
                  EquiServe Trust Company, N.A.
                  TRANSFER AGENT AND REGISTRAR

By

                                    AUTHORIZED SIGNATURE



The Corporation will furnish to any stockholder on request and without charge a full statement of the designations, preferences, conversion and other rights, voting powers, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class which the Corporation is authorized to issue, the differences in relative rights and preferences between the shares of each class of preferred stock to the extent they have been set and the authority of the Board of Directors to set the relative rights and preferences of each series of preferred stock.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT - __________ Custodian ___________
                   (Cust)                 (Minor)
                   under Uniform Gifts to Minors Act ___________________
                                                           (State)

         Additional abbreviations may also be used though not in the above list.

     For  Value  Received,   _______________________  hereby  sell,  assign  and
transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE


--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------


_____________________________________________   Shares  of  the  capital   stock
represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________

                                ------------------------------------------
                                         Signature


                                ------------------------------------------
                                         Signature

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED: ______________________________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.